STATEMENTS OF INVESTMENTS
-------------------------

                                         Principal
                                         Amount or    March 31, 2006         December 31, 2005
Industry                                 Shares at   ----------------        -----------------
(1)                         Investment   March 31,   Cost       Fair         Cost        Fair
Company           Position     Date        2006      Basis      Value        Basis       Value
-------------     --------  ----------  -----------  -----      -----        -----       -----

Equity Investments
------------------
PRIVATELY HELD SECURITIES AVAILABLE FOR IMMEDIATE SALE
------------------------------------------------------

Medical/Biotechnology
---------------------
N/A and 192.7% at March 31, 2006 and Decemeber 31, 2005, respectively
------------------------------------------------------------------------
Sanarus
Medical            Preferred     1999-
Inc. (a)(b)        Shares        2005   1,152,227     $947,670  $460,913    $947,670  $460,913
                                                      --------  --------    --------  --------









STATEMENTS OF INVESTMENTS, continued
-------------------------------------------

Environmental
-------------
N/A and 0.0% at March 31, 2006, and December 31, 2005 respectively
--------------------------------------------------------------------
Triangle           Common
 Biomedical        shares and
 Sciences, Inc.(a) attached
                   warrants at
                   $28.00;
                   expiring
                   2009         1999          366     10,614          0      10,614          0
                                                   ---------  ---------   ---------  ---------

Retail / Consumer Products
--------------------------
N/A and 243.9% at March 31, 2006, and December 31, 2005, respectively
----------------------------------------------------------------------
Dakota Arms        Preferred
 Inc. (a) (b)      shares       2004	   41,430     72,503     14,501      72,503     14,501
Dakota             LLC          2004-
 Holdings, LLC (a) units        2005      879,638    879,638    307,873     879,638    307,873
Dakota             Bridge
 Holdings, LLC (b) loan (2)     2005      819,010  1,371,086    274,217   1,305,568    261,112
                                                    --------  ---------   ---------  ---------
                                                   2,323,227    596,591   2,257,709    583,486
                                                    --------  ---------   ---------  ---------






STATEMENTS OF INVESTMENTS, continued
-------------------------------------------

Venture Capital Limited Partnership Investments
-----------------------------------------------
N/A and 0.0% at March 31, 2006, and December 31, 2005, respectively
----------------------------------------------------------------------
Various           Ltd.
 investments      partnership
                  interests    various               399,696          0     399,696          0
                                                   ---------  ---------   ---------  ---------

Total investments - N/A and 436.6% at
 March 31, 2005, and December 31, 2005,
 respectively                                     $3,681,207 $1,057,504  $3,615,689 $1,044,399
                                                   =========  =========   =========  =========

Legends and footnotes:

 0  Investment active with a cost basis or fair value of zero.

(a) Equity security acquired in a private placement transaction; resale may be subject to certain selling restrictions.
(b) Portfolio company is an affiliate of the Partnership; resale may be subject to certain selling restrictions.

(1)	Represents the total fair value of a particular industry segment as a percentage of partners' capital at 12/31/05.  Percentage is not applicable at 3/31/06 due to negative net assets.
(2)	The Partnership has no income-producing equity investments except for convertible notes which include accrued interest.  Interest rates on such notes are 4.79 percent.

The accompanying notes are an integral part of these financial statements.







Technology Funding Venture Partners IV, L.P.
(a Delaware limited partnership in process of liquidation)